NEWBUILDINGS	12 Months Ended
Dec. 31, 2023
Newbuildings [Abstract]
NEWBUILDINGS	NEWBUILDINGS
Movements in the year ended December 31, 2023, are summarized as follows:

(in thousands of $)
Balance as of December 31, 2022	91,898
Installments paid	172,892
Capitalized interest expense	5,194
Other	4,297
Transfer to vessels and equipment	(219,504)
Balance as of December 31, 2023	54,777

In 2021 and 2022, we entered into agreements for the construction of ten high-specification latest generation 85,000 dwt ECO-type Kamsarmax vessels. As of December 31, 2023, six vessels have been delivered, and with reference to Note 29, "Subsequent events", one 2021 ordered Kamsarmax vessel was delivered to us in January 2024. The three remaining vessels are expected to be delivered to us during 2024.

In 2023, we paid installments, net of commissions, in total of $172.9 million. In 2022, we paid installments, net of commissions, of $53.4 million. In 2023 and 2022, we capitalized interest expense of $5.2 million and $2.4 million, respectively, for our ten Kamsarmax newbuildings.

As of December 31, 2023, Kamsarmax newbuildings commitments amounted to $93.1 million. With reference to Note 20, "Debt", in December 2023, the Company signed an $85.0 million sale and leaseback agreement to partially finance four Kamsarmax newbuildings with 2024 delivery dates.